SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): June 8, 2001


                            ANTHRACITE CAPITAL, INC.
               (Exact name of Registrant as Specified in Charter)




          Maryland                     001-13937              13-397-8906
------------------------------    -------------------    ---------------------
(State or Other Jurisdiction      (Commission            (IRS Employer
      of Incorporation)              File Number)          Identification No.)



       345 Park Avenue, New York, NY                           10154
--------------------------------------------        --------------------------
  (Address of Principal Executive Offices)                   (Zip Code)

       Registrant's telephone number, including area code: (212) 409-3333

                                       N/A
     ----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



ITEM 5.           OTHER EVENTS

                  On May 7, 2001, Anthracite Capital, Inc. (the "Company") entered into an underwriting agreement with Friedman, Billings, Ramsey & Co., Inc. (the "Underwriter") relating to the sale of 4,000,000 shares of the Company's common stock, par value $0.001 per share, and the granting of an option for an additional 600,000 shares to the Underwriter to fulfill over-allotments. This offering closed on May 11, 2001. On June 5, 2001 the Underwriter exercised its over-allotment option and the additional 600,000 shares were sold.


ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS.

                  (c) Exhibits in accordance with the provisions of Item 601 of Regulation S-K.



         EXHIBIT NO.     EXHIBIT DESCRIPTION

         1.1 Underwriting Agreement, dated May 7, 2001 between the Company and the Underwriter.

         23.3            Consent of Skadden, Arps, Slate, Meagher & Flom LLP


                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ANTHRACITE CAPITAL, INC.


                                    By:    /s/  Richard M. Shea
                                          -----------------------------------

                                          Name:   Richard M. Shea
                                          Title:  Chief Operating Officer
                                                  and Chief Financial Officer

Dated:  June 8, 2001




                                  EXHIBIT INDEX


       Designation         Description

           1.1 Underwriting Agreement, dated May 7, 2001 between the Company and the Underwriter.

           23.3            Consent of Skadden, Arps, Slate, Meagher & Flom LLP